Exhibit 99.2

First Quarter Fiscal 2022 Earnings Supplementary Information May 2022

What We Are A M U L T I - D I M E N S I O N A L S P O R T S & E N T E R T A I N M E N T C O M P A N Y Fantasy Sports eGaming Sports Betting THEMED, EXPERIENTIAL DESTINATION ASSETS Themed Attractions Hospitality Live Entertainment MEDIA Original Content High - Profile Partnerships Sponsorships GAMING 2 2

Present & Future Revenue Streams Destination - Based/Physical Assets Offsite & Non - Physical Assets Synergistic Revenue Enhancement C R E A T I N G A M U L T I - D I M E N S I O N A L E N T E R T A I N M E N T & M E D I A C O M P A N Y Stadium Waterpark Hotels Play - action Plaza & Retail Sports Complex Centers for Excellence & Performance Sports Betting & Fantasy Sports Sponsorships & Media 3

A C H I E V E D I N F I R S T Q U A R T E R Key Plays K E Y E V E N T S January Announce partnership with former NFL player Rashad Jennings February Season recap on Twitch co - hosted with former NFL player Ahman Green and Jeff Eisenband February Announce Fatherhood Festival in June January Announce partnership with Allied Sports February Announce multi - year partnership with Cleveland Clinic February Announce partnership with Pro Football Hall of Fame and I Got It to develop, market and sell NFTs February Announce USFL Semifinal and Championships games held at Tom Benson Hall of fame Stadium March Announce debt restructuring of $38M 4 January/February/March Receive terms sheets for PACE, TDD and Senior Lender loans for Center for Performance, Tom Benson Hall of Fame Stadium, Fan Engagement Zone, and Tapestry Hotel | Waterpark February Announce hosting 2022 Concert for Legends presented by Ford, headlined by Journey February Sign lease with Build - A - Bear Workshop

Financial Results K E Y F I N A N C I A L R E S U L T S ($ in millions, except per share data) Q1 FY22 Q1 FY21 Revenue $2.1 $1.9 Loss from Operations ($10.0) ($7.9) Adjusted EBITDA* ($6.9) ($5.1) Net Loss attributable to HOFRE shareholders ($8.1) ($126.1) Net Loss per share, basic and diluted ($0.08) ($1.67) *See page 9 for EBITDA and Adjusted EBITDA reconciliation. See page 8 for a statement regarding use of non - GAAP financial measures. 5

FY22 Financial Outlook N O C H A N G E S T O F Y 2 2 O U T L O O K FY2022 Revenue Mid - $30M Range Adjusted EBITDA Loss in Mid - Teen Range Note: Figures in Dollars and Millions 6

Forward - Looking Statements This presentation, and the accompanying oral presentation, contain “forward - looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words and phrases such as “opportunity,” “future,” “will,” “goal,” “enable,” “pipeline,” “transition,” “move forward,” “towards,” “build out,” “coming” and “look forward” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward - looking statements . Important factors that may affect actual results or outcomes include, among others, the Company’s ability to manage growth ; the Company’s ability to execute its business plan and meet its projections, including obtaining financing to construct planned facilities ; potential litigation involving the Company ; changes in applicable laws or regulations ; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry ; the effects of the ongoing global coronavirus (COVID - 19 ) pandemic on capital markets, general economic conditions, unemployment and the Company’s liquidity, operations and personnel ; increased inflation ; the inability to maintain the listing of the Company’s shares on Nasdaq ; and those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC . The Company does not undertake any obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . 7

Statement Regarding Use of Non - GAAP Financial Measures Hall of Fame Resort and Entertainment Company (“HOFV”) reports its financial results in accordance with accounting principals generally accepted in the United States (“GAAP”) and corresponding metrics as non - GAAP financial measures . The presentation includes references to the following non - GAAP financial measures : EBITDA and adjusted EBITDA . These are important financial measures used in the management of the business, including decisions concerning the allocation of resources and assessment of performance . Management believes that reporting these non - GAAP financial measures is useful to investors as these measures are representative of the company’s performance and provide improve comparability of results . See the table below for the definitions of the non - GAAP financial measures referred to above and corresponding reconciliations of these non - GAAP financial measures to the most comparable GAAP financial measures . Non - GAAP financial measures should be viewed as additions to, and not as alternatives for the Company’s results prepared in accordance with GAAP . In additional, the non - GAAP measures the Company uses may differ from non - GAAP measures used by other companies, and other companies may not define the non - GAAP measures the company uses in the same way . We are unable to reconcile forward - looking projections of adjusted EBITDA to its nearest GAAP measure because the nearest GAAP measure is not accessible on a forward - looking basis . Additional Information The following trademarks and corresponding logos are the trademarks of their respective owners : Allied Sports, Cleveland Clinic, I Got It, Pro Football Hall of Fame, and United States Football League (“USFL”) . 8

Non - GAAP Reconciliation 9 Adjusted EBITDA reconciliation ($ in millions) 3 Months Ended March 31, 2022 3 Months Ended March 31, 2021 Net loss attributable to HOFRE stockholders ($8.1) ($126.1) (Benefit from) provision for income taxes - - Interest expense 1.2 1.0 Depreciation expense 3.2 2.9 Amortization of discount on notes payable 1.4 1.2 EBITDA (2.3) (121.0) Loss (gain) on extinguishment of debt 0.1 (0.4) Change in fair value of warrant liability (4.8) 116.4 Adjusted EBITDA ($6.9) ($5.1) Note: Amounts may not add due to rounding

Who We Are W H A T W E D O As a world - class resort and sports entertainment company, we do what no other company can through our unique brand partnerships and direct access to exclusive content. By doing this, we create exceptional experiences across multiple platforms that honor the past and inspire the future. With this unwavering purpose, we strive to maximize shareholder value and pursue excellence. Honor the Past, Inspire the Future 10

Inspiring unique and exhilarating sports and entertainment experiences that maximize growth and fan engagement. We create exceptional sports - inspired destination, media, and gaming experiences that uniquely leverage brand partnerships and direct access to exclusive content. V I S I O N M I S S I O N V A L U E S With our connection to sport, we exemplify these values: Inspiration, Teamwork, Respect, Integrity, Excellence 11

For more information, please contact: Investor Relations (330) - 458 - 9176 Investor.Relations@hofreco.com 2626 Fulton Drive NW Canton, OH 44718 www.ir.hofreco.com